UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 22, 2018

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)
000-52669	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2690 Weston Road, Suite 200

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 22, 2018, Monaker Group, Inc. (the “Company”), issued a press release announcing that its common stock has been approved for listing on The Nasdaq Capital Market. The Company expects its common stock to begin trading on February 22, 2018, under the trading symbol “MKGID.” On or around March 12, 2018, the stock is expected to begin trading as “MKGI.”A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description

99.1	Press Release dated February 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: February 22, 2018	By:	/s/ Omar Jimenez
		Name:	Omar Jimenez
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated February 22, 2018